UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2016 (May 1, 2016)

Anchor BanCorp Wisconsin Inc. (*)

(Exact Name of Registrant as Specified in its Charter)

Wisconsin	001-34955	39-1726871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin		57303
(Address of Principal Executive Office)		(Zip Code)

608-252-8700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(*)	As more specifically described in this Current Report on Form 8-K, including the Introductory Note, immediately following the completion of the Merger (as defined below), Old National Bancorp became the successor to Anchor BanCorp Wisconsin Inc.

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 11, 2016 (the “Merger Agreement”), by and between Old National Bancorp, an Indiana corporation (“Old National”), and Anchor BanCorp Wisconsin Inc., a Delaware corporation (“Anchor”). Pursuant to the Merger Agreement, the merger of Anchor with and into Old National, with Old National as the surviving entity (the “Merger”), became effective on May 1, 2016. Immediately following the completion of the Merger, Old National became the successor-in-interest to Anchor.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 1, 2016, the Merger was completed pursuant to the Merger Agreement. In connection with the Merger, AnchorBank, fsb, a federally chartered savings institution and wholly-owned subsidiary of Anchor, was merged with and into Old National Bank, a national banking association and wholly owned subsidiary of Old National, with Old National Bank as the surviving bank. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.01 per share, of Anchor (“Anchor Common Stock”) was converted into the right to receive, at the shareholder’s election, $48.50 in cash (the “Cash Consideration”) or 3.5505 shares (the “Exchange Ratio”) of Old National common stock (the “Stock Consideration”), subject to the proration mechanics and other conditions set forth in the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time, each Anchor restricted stock award that was outstanding immediately prior to the Effective Time (1) if granted prior to the date of the Merger Agreement, became fully vested and was converted into the right to receive, at the restricted stock holder’s election, either the Cash Consideration or the Stock Consideration, subject to the conditions set forth in the Merger Agreement or (2) if granted after the date of the Merger Agreement, became converted into a number of restricted shares of Old National multiplied by the Exchange Ratio.

The foregoing references to the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of Anchor’s Current Report on Form 8-K filed on January 12, 2016 and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the transactions contemplated by the Merger Agreement, Anchor is no longer listed on the NASDAQ Global Select Market (the “Stock Exchange”). On April 19, 2016, Anchor notified the Stock Exchange of its intent to delist its common stock, par value $0.01, from the Stock Exchange. On April 29, 2016, Anchor filed a notification of removal on Form 25 with the SEC to effect the delisting.

Additionally, Old National, as successor-in-interest to Anchor, intends to file with the Securities and Exchange Commission (the “SEC”) certifications on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Anchor common stock under Section 12(g) of the Exchange Act and the suspension of Anchor’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On May 1, 2016, Anchor was merged with and into Old National pursuant to the Merger Agreement, with Old National as the surviving entity.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, all of Anchor’s directors and executive officers ceased serving as directors and executive officers of Anchor.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the certificate of incorporation, as amended, and the Amended and Restated By-laws of Anchor ceased to be in effect by operation of law and the organizational documents of Old National (as successor to Anchor by operation of law) remained the Articles of Incorporation and By-Laws of Old National, consistent with the terms of the Merger Agreement.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 11, 2016, by and between Old National Bancorp and Anchor BanCorp Wisconsin Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Anchor BanCorp Wisconsin Inc. on January 12, 2016).

3.1	Third Amended and Restated Articles of Incorporation of Old National Bancorp (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Old National Bancorp on October 28, 2013).

3.2	Amended and Restated By-Laws of Old National Bancorp (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Old National Bancorp on July 25, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD NATIONAL BANCORP, as successor to Anchor BanCorp Wisconsin Inc.

Date: May 2, 2016	By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight EVP, Chief Legal Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 11, 2016, by and between Old National Bancorp and Anchor BanCorp Wisconsin Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Anchor BanCorp Wisconsin Inc. on January 12, 2016).

3.1	Third Amended and Restated Articles of Incorporation of Old National Bancorp (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Old National Bancorp on October 28, 2013).

3.2	Amended and Restated By-Laws of Old National Bancorp (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Old National Bancorp on July 25, 2014).

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